UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

MICROHELIX, INC.
(Exact name of Registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

19500 SW 90th Court, Tualatin, Oregon	97062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 503-692-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 30, 2007, James Thornton resigned as a director of microHelix, Inc. ("microHelix").

Item 8.01. Other Events.

On January 16, 2007, Medtronic, Inc. ("Medtronic") announced that its Physio-Control, Inc. subsidiary, microHelix's customer, had temporarily suspended the shipment of products manufactured at its Redmond, Washington facility to customers in the United States. According to Medtronic, the decision to suspend U.S. product shipment was made to address quality system issues in Physio-Control's Redmond facility that were identified by Physio-Control, Medtronic and the U.S. Food and Drug Administration.

microHelix's revenues from Physio-Control accounted for approximately 28% of microHelix revenues in 2006. Physio-Control's suspension of shipments could have a material adverse effect on microHelix's revenues, cash flows, operations and financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

microHelix, Inc.
(Registrant)

Date: February 2, 2007	By:	/s/ Tyram H. Pettit
Tyram H. Pettit
President and Chief Executive Officer